UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2006

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 3, 2006, Interboro Institute, Inc. (“Interboro”) submitted to the New York State Education Department (“SED”) Interboro’s final response to SED’s December 2, 2005 report, a copy of which is filed as an exhibit to this report.

EVCI received, on February 3, 2006, a letter from SED, dated February 2, 2006 (the “SED Letter”) requesting that EVCI begin to develop teach out plans for each of Interboro and Technical Career Institutes, Inc. pursuant to Regents Rules and that it provide SED with a status report by March 1, 2006. If in the future, SED determines that it is necessary to close either school, a teach out plan would give students the opportunity to complete their course of study at another institution with comparable programs.

The signer of the SED Letter, Johanna Duncan-Poitier, Deputy Commissioner of the Office of Higher Education, was quoted in a recent New York Times article that the request for teach out plans “does not mean we expect to be closing them down, but there should be a plan because of the large number of students involved."

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1*--	Response of Interboro Institute to the December 2, 2005 Report from the New York State Education Department.

Attachments:

1. Response of Interboro Institute, Inc., dated November 3, 2005, to two draft reports from the New York State Education Department.**

2. Letter dated November 21, 2005 from Steven M. Gombos of Ritzert & Leyton (counsel to the EVCI Audit Committee) to Joseph P. Frey, Assistant Commissioner, the State Education Department outlining the results of the independent investigation of the EVCI Audit Committee.**

3. Letter dated December 19, 2005 with enclosures from EVCI to Joseph P. Frey, Assistant Commissioner.***

4.-7. and 9., omitted.

8. Faces Project, Faculty and Colleagues Empowering Students, Spring 2006.*

99.2* --	Letter dated February 2, 2006 from the New York State Education Department to EVCI.

* Filed herewith.
** Incorporated by reference to EVCI’s Form 8-K dated December 5, 2005.
*** Incorporated by reference to EVCI’s Form 8-K dated January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report dated, to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Date: February 8, 2006	By:	/s/ Dr. John J. McGrath
Name: Dr. John J. McGrath
Title : Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*--	Response of Interboro Institute to the December 2, 2005 Report from the New York State Education Department.

Attachments:

1. Response of Interboro Institute, Inc., dated November 3, 2005, to two draft reports from the New York State Education Department.**

2. Letter dated November 21, 2005 from Steven M. Gombos of Ritzert & Leyton (counsel to the EVCI Audit Committee) to Joseph P. Frey, Assistant Commissioner, the State Education Department outlining the results of the independent investigation of the EVCI Audit Committee.**

3. Letter dated December 19, 2005 with enclosures from EVCI to Joseph P. Frey, Assistant Commissioner.***

4.-7. and 9., omitted.

8. Faces Project, Faculty and Colleagues Empowering Students, Spring 2006.*

99.2* --	Letter dated February 2, 2006 from the New York State Education Department to EVCI.

* Filed herewith.
** Incorporated by reference to EVCI’s Form 8-K dated December 5, 2005.
*** Incorporated by reference to EVCI’s Form 8-K dated January 12, 2006.